EXHIBIT 10.13D DATE February 16, 2022 Contract of Employment between JOHN BEAN TECHNOLOGIES AB and ROBERT PETRIE CONTENTS CLAUSE 1. INTERPRETATION....................................................................................................................3 2. BACKGROUND AND TERM OF APPOINTMENT ..............................................................4 3. EMPLOYEE WARRANTIES ....................................................................................................5 4. DUTIES ........................................................................................................................................5 5. HOLDING OFFICE AS A DIRECTOR ....................................................................................7 6. PLACE OF WORK......................................................................................................................8 7. HOURS OF WORK.....................................................................................................................8 8. SALARY ......................................................................................................................................8 9. CAR ALLOWANCE ...................................................................................................................9 10. BONUS .........................................................................................................................................9 11. PENSION AND BENEFITS .................................................................................................... 10 12. EXPENSES ............................................................................................................................... 11 13. HOLIDAYS............................................................................................................................... 11 14. INCAPACITY........................................................................................................................... 11 15. OTHER PAID LEAVE............................................................................................................. 12 16. TRAINING ................................................................................................................................ 12 17. OUTSIDE INTERESTS ........................................................................................................... 12 18. INTELLECTUAL PROPERTY............................................................................................... 13 19. CONFIDENTIAL INFORMATION AND POST-TERMINATION RESTRICTIONS ..... 14 20. CEASING TO BE A DIRECTOR ........................................................................................... 15 21. PAYMENT IN LIEU OF NOTICE ......................................................................................... 15 22. GARDEN LEAVE .................................................................................................................... 16 23. TERMINATION WITHOUT NOTICE .................................................................................. 16 24. OBLIGATIONS ON TERMINATION ................................................................................... 18 25. DISCIPLINARY AND GRIEVANCE PROCEDURES........................................................ 18 26. COLLECTIVE AGREEMENTS ............................................................................................. 19 27. SEVERANCE AGREEMENTS .............................................................................................. 18 28. RECONSTRUCTION AND AMALGAMATION ................................................................ 19 29. DIVERSITY AND EQUAL OPPORTUNITY....................................................................... 19 30. HEALTH AND SAFETY ........................................................................................................ 19 31. DATA PROTECTION ............................................................................................................. 20 32. NOTICES .................................................................................................................................. 20 33. THIRD PARTIES ..................................................................................................................... 20 34. ENTIRE AGREEMENT .......................................................................................................... 21 35. VARIATION ............................................................................................................................. 21 36. GOVERNING LAW................................................................................................................. 21 37. JURISDICTION........................................................................................................................ 21 3 THIS AGREEMENT is dated February 16, 2022 PARTIES (1) JOHN BEAN TECHNOLOGIES AB, Rusthållsgatan 21, 253 61 Helsingborg, Sweden (Company). (2) ROBERT PETRIE of Heimdalsgatan 41, Glumslöv, 26162, Sweden (Employee). AGREED TERMS 1. INTERPRETATION 1.1 The definitions and rules of interpretation in this clause 1 apply in this agreement. Appointment: the employment of the Employee by the Company on the terms of this agreement. Board: the board of directors of any Group Company (including any committee of the board duly appointed by it). Commencement Date: 7 October 2021. Confidential Information: information (whether or not recorded in documentary form, or stored on any magnetic or optical disk or memory) relating to the business, products, affairs and finances of the Company or any other Group Company for the time being confidential to the Company or any other Group Company and trade secrets including, without limitation, technical data and know- how relating to the business of the Company or any other Group Company or any of its or their business contacts. Copies: copies or records of any Confidential Information in whatever form (including, without limitation, in written, oral, visual or electronic form or on any magnetic or optical disk or memory and wherever located) including, without limitation, extracts, analysis, studies, plans, compilations or any other way of representing or recording and recalling information which contains, reflects or is derived or generated from Confidential Information. Data Protection Rules: All applicable data protection and privacy legislation in force from time to time including the General Data Protection Regulation ((EU) 2016/679) and any related Policies and Procedures. Employment Inventions: any Invention which is made wholly or partially by the Employee at any time during the course of the Appointment (whether or not during working hours or using the Company’s premises or resources, and whether or not recorded in material form). Employment IPRs: Intellectual Property Rights created by the Employee in the course of the Appointment (whether or not during working hours or using the Company’s premises or resources). Garden Leave: any period during which we have exercised our rights under clause 22. Group Company: any company being part of the same group (Sw. koncern) as defined in the Swedish Companies Act (2005:551). 4 Incapacity: any sickness, injury or other medical disorder or condition which prevents the Employee from carrying out his duties. Intellectual Property Rights: patents, rights to Inventions, copyright and related rights, trademarks, trade names and domain names, rights in get-up, goodwill and the right to sue for passing off or unfair competition, rights in designs, rights in computer software, database rights, rights to preserve the confidentiality of information (including know-how and trade secrets) and any other intellectual property rights, in each case whether registered or unregistered and including all applications (or rights to apply) for and be granted, renewals or extensions of, and rights to claim priority from, such rights and all similar or equivalent rights or forms of protection which may now or in the future subsist in any part of the world. Inventions: inventions, ideas and improvements, whether or not patentable, and whether or not recorded in any medium. Policies and Procedures: rules, policies or procedures issued by any Group Company and which apply to the Employee or which are introduced by the Company, in both cases as amended from time to time. 1.2 The headings in this agreement are inserted for convenience only and shall not affect its construction. 1.3 A reference to a particular law is a reference to it as it is in force for the time being taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it. 1.4 Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders. 1.5 Unless the context otherwise requires, words in the singular include the plural and, in the plural, include the singular. 1.6 The appendices to this agreement form part of (and are incorporated into) this agreement. 2. BACKGROUND AND TERM OF APPOINTMENT 2.1 The Employee has been employed as President, Protein - EMEA of the Company in accordance with an employment agreement dated 13 June 2014, as amended. For the purposes of calculating the Employee’s number of years’ service, the employee commenced employment on 31st July, 2007, but for the avoidance of doubt the Employee’s rights in the event of an involuntary termination shall be governed exclusively in accordance with clause 25 of this Agreement. 2.2 The Employee has now assumed the role as Executive Vice President & President, Protein, of the Group, in accordance with what is set forth below. The parties agree that this agreement shall replace any previous agreements regarding the Employee’s employment save that the Employee

5 acknowledges that any existing confidentiality, intellectual property and restrictive covenant provisions entered into between him and JBT Corporation prior to the date of this Agreement will continue in full force and effect and he agrees to remain bound by and observe the terms of the same. 2.3 The Parties agree that the Swedish Employment Protection Act (Sw. lagen om anställningsskydd) does not apply to the employment of the Employee. 2.4 The current Appointment shall commence on the Commencement Date and shall continue, subject to the remaining terms of this agreement, until terminated by either party giving the other not less than six (6) months’ prior notice in writing. 2.5 The Employee consents to the transfer of his employment under this agreement to a Group Company at any time during the Appointment. 3. EMPLOYEE WARRANTIES 3.1 The Employee represents and warrants to the Company that, by entering into this agreement or performing any of his obligations under it, he will not be in breach of any court order or any express or implied terms of any contract or other obligation binding on him and undertakes to indemnify the Company against any claims, costs, damages, liabilities or expenses which the Company may incur if he is in breach of any such obligations. 3.2 The Employee warrants that he is entitled to work in Sweden without any additional approvals and will notify the Company immediately if he ceases to be so entitled during the Appointment. 3.3 The Employee warrants that he is not subject to any restrictions which prevent him from continuing to hold office as a director. 4. DUTIES 4.1 The Employee shall serve the Company as Executive Vice President & President, Protein of the Group or such other role as the Company considers appropriate from time to time subject to the terms of this agreement. In addition to his normal duties, the Employee may be required to undertake such additional duties as are necessary from time to time to meet the reasonable needs of the Company. 4.2 The Employee will have a direct daily reporting structure to the President and CEO, JBT Corporation, or such other person as the Company notifies him from time to time (Line Manager). 4.3 During the Appointment the Employee shall: 6 (a) independently manage the Company’s business pursuant to the rules set forth in the Swedish Companies Act, other legislation, the articles of association and in accordance with the guidelines and instructions issued by the Board of Directors; (b) unless prevented by Incapacity, devote the whole of his time, attention and abilities to the business of the Company and the business of any other Group Company of which he is an officer or consultant; (c) faithfully and diligently exercise such powers and perform such duties as may from time to time be assigned to him by the Company together with such person or persons as the Company may appoint to act jointly with him; (d) comply with all reasonable and lawful directions given to him by the Company; (e) promptly make such reports to his Line Manager or the HR Department in connection with the affairs of any Group Company on such matters and at such times as are reasonably required; (f) report his own wrongdoing and any wrongdoing or proposed wrongdoing of any other employee or director of any Group Company to his Line Manager or HR Department on becoming aware of it; (g) use his best endeavours to promote, protect, develop and extend the Company’s business and the business of any other Group Company; and (h) comply with any electronic communication systems policy that any Group Company may issue from time to time. 4.4 The Employee shall behave professionally and is subject to the requirements outlined in the Company’s One JBT Guide to Ethical Conduct and the policies referenced therein. The Employee acknowledges and agrees to comply with the One JBT Guide to Ethical Conduct and the policies referenced therein. 4.5 The Company takes a zero-tolerance approach to tax evasion. The Employee must not engage in any form of facilitating tax evasion, whether under Swedish law or under the law of any foreign country. The Employee must immediately report to his Line Manager or HR Department any request or demand from a third party to facilitate the evasion of tax or any concerns that such a request or demand may have been made. 4.6 The Employee shall comply with any Policies and Procedures, which do not form part of this agreement, and the Company may amend these at any time. To the extent that there is any conflict between the terms of this agreement and the Company’s Policies and Procedures, this agreement shall prevail. 4.7 All documents, manuals, hardware and software provided for the Employee's use by the Company, and any data or documents (including copies) produced, maintained or stored on the Company's 7 computer systems or other electronic equipment utilized for the Company’s or any other Group Companies (including mobile phones), remain the Company’s property. 4.8 The Employee is responsible for the maintenance and care of all Company property made available to the Employee. Should any Company property suffer from damage, be declared lost or stolen, the Employee may be liable for the replacement or repair of such Company property. 5. HOLDING OFFICE AS A DIRECTOR 5.1 The Company may from time to time appoint the Employee as a director of any Group Company. 5.2 While the Employee holds the office of director of any Group Company he must: (a) comply with the articles of association (as amended from time to time) of any Group Company of which he is a director; (b) properly discharge the responsibilities of a director and carry out such duties as the Board may reasonably require, including (if so requested) acting as an officer of any Group Company; (c) abide by any statutory, fiduciary or common-law duties to any Group Company of which he is a director, which for the avoidance of doubt shall include, without limitation, (a) the duty to act within powers; (b) the duty to promote the success of any Group Company of which he is a director; (c) the duty to exercise independent judgment; (d) the duty to exercise reasonable care, skill and diligence; (e) the duty to avoid conflicts of interest; (f) the duty not to accept benefits from third parties; and (g) the duty to declare an interest in a proposed transaction or existing arrangement with any Group Company of which he is a director if he should have any such interest; (d) do such things as are reasonable and necessary to ensure compliance by himself and any relevant Group Company with the Swedish Companies Act; (e) not do anything that would cause him to be disqualified from acting as a director; and (f) not, without the prior consent of the Board, incur, on behalf of any Group Company, any capital expenditure in excess of such sum as is authorised from time to time by resolution of the Board or written delegation of authority, or enter into any commitment, contract or arrangement which is outside the normal course of business or outside the scope of his normal duties or of an unusual, onerous or long term nature. 5.3 On the termination of his employment, for any reason, the Employee shall (without compensation or payment): 8 (a) resign with immediate effect as a director of any Group Company and from any other offices he may hold by virtue of his employment; and (b) transfer to the Company or as it directs any shares or other securities held by him as a nominee or trustee for the Company or any Group Company and deliver to the Company the related certificates. 5.4 The Employee irrevocably appoints such person as the Board may nominate to be his attorney with power in his name and on his behalf to execute any documents and do anything necessary to give effect to any such requirement to resign or to transfer shares or securities. 5.5 While the Employee holds the office of director of any Group Company, the Company shall procure that directors’ and officers’ liability insurance (D&O Insurance) is maintained in respect of those liabilities which he may incur as a director or officer of any Group Company. The D&O Insurance (including risks covered, sums insured and time limitations) is subject to the terms of the scheme, policy and rules, in each case as amended from time to time. 6. PLACE OF WORK 6.1 The Employee's normal place of work will be the office located at Rusthållsgatan 21, 253 61 Helsingborg, Sweden or such other place which the Company may require for the proper performance and exercise of his duties. It is envisaged the Employee will be required to change his normal place of work to be based in the United States of America in the future, the details of which shall be discussed with him at the appropriate time. 6.2 The Employee agrees to travel on the Company's or any Group Company's business (both within Sweden and internationally) as may be required for the proper performance of his duties under the Appointment. 7. HOURS OF WORK 7.1 The Employee’s normal working hours shall be 40 hours per week, Monday to Friday, and these hours and days are not variable although he may be required to work such additional hours as are necessary for the proper performance of his duties. The Employee acknowledges that he shall not receive further remuneration in respect of such additional hours. 7.2 The parties note that the Working Hours Act does not apply. 8. SALARY 8.1 The Employee shall be paid a fixed monthly salary of 295.082 SEK payable in arrears on or about the 25th of each month directly into the Employee's bank account (inclusive of any fees due to him by any Group Company as an officer of any Group Company), less deductions for tax and national insurance and as otherwise required by law.

9 8.2 The Employee's salary shall be reviewed annually. The Company is under no obligation to award an increase following a salary review. There will be no review of the salary after notice has been given by either party to terminate the Appointment. 8.3 By signing this agreement, the Employee agrees that the Company may deduct from the salary, or any other sums owed to the Employee, any money owed to the Company or any Group Company by the Employee. 9. CAR 9.1 The Employee shall be entitled to a company car under the rules and conditions set out in the Company’s policy for so long as Employee’s principal work location is in Sweden. 10. BONUS 10.1 Annual Cash Bonus: The Employee shall be eligible to participate in the JBT Management Incentive Plan (MIP). The Employee’s target payout will be 60% of his base salary. The cash incentive bonus is based on both business performance incentives (BPI) and Personal Performance Indicators (PPI). The BPI measures the Company’s actual financial performance on performance objectives established annually by the Compensation Committee of the Board and is currently weighted (75%). Payouts on BPI can range from 0.0 to 2.5 times target. The PPI measures the Employee’s individual performance to personal objectives and is currently weighted (25%). Payouts on PPI can range from 0.0 to 2.0 times target. Payments under the MIP are made no later than March 15th of the calendar year following the calendar year for which the bonus is earned. For 2021 MIP payable in March 2022, the Employee’s payout will be pro-rated by time in respective position. All other terms relating to the MIP are as set out in the MIP plan documents as the same may be amended from time to time. 10.2 Long-Term Incentive Plan: The Employee will also be eligible to participate in the John Bean Technologies Corporation Long Term Incentive Plan (LTIP) which provides for periodic equity awards at the discretion of the Board of Directors. Equity awards are determined annually by the Compensation Committee of the Board of Directors. The Employee’s annual award in 2022 will have a target grant date value of USD 425.000. In 2021 these awards were 40% time based and 60% performance based restricted stock units. The time-based portion has a three year cliff vesting period. The performance-based portion has a three-year performance period. Both time based and performance shares vest in March following completion of the performance period. Performance payouts can range from 0% to 200%. Financial performance objectives for the LTIP are also established annually by the Compensation Committee. All other terms relating to the LTIP are as set out in the LTIP plan documents. 10.3 Notwithstanding clauses 10.1 and 10.2, the Employee shall in any event have no right to a bonus or LTIP if his employment terminates for any reason or he is under notice of termination (whether 10 given by the Employee or the Company) at or prior to the date when a bonus or LTIP might otherwise have been payable. 10.4 The Company reserves the right to modify, amend, or withdraw the MIP or LTIP plans and policies at its discretion based upon future business needs. 11. PENSION AND BENEFITS 11.1 The Employee is entitled to pension benefits as follows: (a) Monthly pension contributions shall be paid by the Company, in an amount corresponding to 20% of the Employee's fixed monthly salary as set out at clause 8.1. (b) The occupational pension insurance shall include the right to premium waiver for the Company according to customary terms. The Company has no obligation to pay pension contributions in the event of illness for longer than three months if the Employee is unable to obtain premium waiver insurance. (c) The Employee himself decides where and how the pension is to be managed in collaboration with the Company's external partner, Söderberg & Partners, and decides for himself what withdrawals should apply in accordance with the terms and conditions of the occupational pension insurance scheme and the rules of the policy in force from time to time. (d) The retirement age according to this commitment is 65 years. 11.2 The Employee is entitled to sickness benefits as follows: (a) Sick pay is paid from the Swedish Social Insurance Agency according to current legislation. In addition, the Company pays sick pay with 10% for salary components up to 10 price base amount (pba) (days 2-14) and 90% for salary components that exceed 10 pba (days 15-90). From day 91, the Company's sickness insurance takes effect. The Company takes out sickness insurance with a 3-month waiting period according to the insurance companies' so called “Max-sickness” model, based on the pensionable salary according to item 8.1.1. The cost of the sickness insurance is paid by the Company, in addition to the pension provision. (b) Compensation for deductions stemming from qualifying periods is not paid. (c) The Company takes out health insurance for the Employee and family coverage corresponding to “Skandia Privatvård Plus” or equivalent insurance in another insurance company. The above applies subject to the terms and conditions of the scheme and the rules of the policy in force from time to time, and cover being provided at a cost acceptable to the Company. 11 11.3 The Company also takes out travel insurance for business trips, TFA (Occupational injury insurance) and TGL (Occupational group life insurance). 11.4 The Company will provide the Employee with the SEK equivalent of up to USD 20,000 per annum les any deductions for tax and national insurance required by law (beginning in 2022 and inclusive of any existing tax preparation assistance the Employee receives from the Company) to be used for financial planning and/or tax assistance. The Company reserves the right to modify, amend or withdraw this benefit based upon future business needs. 12. EXPENSES 12.1 The Company shall reimburse (or procure the reimbursement of) all reasonable expenses wholly, properly and necessarily incurred by the Employee in the course of the Appointment, subject to production of VAT receipts or other appropriate evidence of payment. 12.2 The Employee shall abide by the Company's policies on expenses which can be obtained from the Finance Department. 12.3 Any credit card supplied to the Employee by the Company shall be used only for expenses incurred by him in the course of the Appointment. 13. HOLIDAYS 13.1 In addition to the official Swedish public holidays, the Employee shall be entitled to thirty (30) days’ paid holiday in each holiday year. When calculating holiday pay, holiday supplement and holiday pay in lieu, the provisions of the Annual Leave Act and the Company’s policy shall apply. 13.2 Holiday shall be taken at such time or times as shall be approved in advance by the Employee’s Line Manager (no arrangements should be made prior to the request being granted). The Company may require the Employee to take (or not to take) holiday on particular dates in accordance with the provisions of the Annual Leave Act. The same applies with respect to the carrying forward any accrued but untaken holiday entitlement to a subsequent holiday year. 13.3 If on termination of the Appointment the Employee has taken more holiday than his accrued holiday entitlement, the Company shall be entitled to deduct the excess holiday pay from any payments due to the Employee. 14. INCAPACITY 14.1 If the Employee is absent from work due to Incapacity, the Employee shall notify his Line Manager of the reason for the absence as soon as possible but no later than 8.00 am on the first day of absence. 12 14.2 The Employee shall certify his absence in accordance with the Company sickness policy, which is available from the HR Department. 14.3 Sick pay shall be paid pursuant to law and Company policy. 15. OTHER PAID LEAVE 15.1 The Employee may be eligible to take other types of paid leave, subject to any statutory eligibility requirements or conditions and the Company's rules applicable to each type of leave in force from time to time. Such leave includes maternity, statutory paternity, adoption, shared parental, parental and parental bereavement leave. 15.2 The Company may replace, amend or withdraw the Company’s policy on any of the above types of leave at any time. 16. TRAINING 16.1 The Employee will be required to take part in various training courses which the Company may provide from time to time, including but not limited to on the Company’s compliance procedures. 16.2 The Company reserves the right to modify training requirements as the needs of the business dictate. 17. OUTSIDE INTERESTS 17.1 Subject to clause 17.2, during the Appointment the Employee shall not, except as the Company’s representative or with its prior written approval, whether paid or unpaid, be directly or indirectly engaged, concerned or have any financial interest as agent, consultant, director, employee, owner, partner, shareholder or in any other capacity in any other business, trade, profession or occupation (or the setting up of any business, trade, profession or occupation). 17.2 Notwithstanding clause 17.1, the Employee may hold an investment by way of shares or other securities of not more than 5% of the total issued share capital of any company (whether or not it is listed or dealt in on a recognised stock exchange) where such company does not carry on (or intend to carry on) a business similar to or competitive with any business for the time being carried on by any Group Company. 17.3 The Employee agrees to disclose to the Company any matters relating to his spouse or civil partner (or anyone living as such), children or parents which may, in the Company’s reasonable opinion, be considered to interfere, conflict or compete with the proper performance of his obligations under this agreement.

13 18. INTELLECTUAL PROPERTY 18.1 The Employee acknowledges that all Employment IPRs, Employment Inventions and all materials embodying them shall automatically belong to the Company to the fullest extent permitted by law. To the extent that they do not vest in the Company automatically, the Employee holds them on trust for the Company. 18.2 The Employee acknowledges that, because of the nature of his duties and the particular responsibilities arising from the nature of those duties, he has, and shall have at all times while employed by the Company, a special obligation to further its interests. 18.3 The Employee agrees: (a) to give the Company full written details of all Employment Inventions which relate to or are capable of being used in the business of any Group Company promptly on their creation; (b) at the Company’s request and in any event on the termination of the Appointment to give the Company all originals and Copies of correspondence, documents, papers and records on all media which record or relate to any of the Employment IPRs; (c) not to attempt to register any Employment IPR nor patent any Employment Invention unless requested to do so by the Company; and (d) to keep confidential each Employment Invention unless the Company has consented in writing to its disclosure by the Employee. 18.4 The Employee waives all his present and future moral rights which arise under the applicable intellectual property legislation, and all similar rights in other jurisdictions relating to any copyright which forms part of the Employment IPRs, and agrees not to support, maintain or permit any claim for infringement of moral rights in such copyright works. 18.5 The Employee acknowledges that, except as provided by law, no further remuneration or compensation other than that provided for in this agreement is or may become due to him in respect of his compliance with this clause 18. This clause 18 is without prejudice to his rights under the applicable patent legislation. 18.6 The Employee undertakes to use his best endeavours to execute all documents and do all acts both during and after the Appointment as may, in the opinion of the Company, be necessary or desirable to vest the Employment IPRs in the Company, to register them in the Company’s name and to protect and maintain the Employment IPRs and the Employment Inventions. Such documents may, at the Company’s request, include waivers of all and any statutory moral rights relating to any copyright works which form part of the Employment IPRs. The Company agrees to reimburse the Employee’s reasonable expenses of complying with this clause 18.6. 14 18.7 The Employee agrees to give all necessary assistance to the Company to enable it to enforce its Intellectual Property Rights against third parties, to defend claims for infringement of third party Intellectual Property Rights and to apply for registration of Intellectual Property Rights, where appropriate throughout the world, and for the full term of those rights. 18.8 The Employee hereby irrevocably appoints the Company to be his attorney in the Employee’s name and on the Employee’s behalf to execute documents, use his name and do all things which are necessary or desirable for the Company to obtain for itself or its nominee the full benefit of this clause 18. 19. CONFIDENTIAL INFORMATION AND POST-TERMINATION RESTRICTIONS 19.1 The Employee acknowledges that in the course of the Appointment he will have access to Confidential Information. The Employee has therefore agreed to accept the restrictions in this clause. 19.2 Without prejudice to his common law duties, the Employee shall not (except in the proper course of his duties), as authorised or required by law) either during the Appointment or at any time after its termination (however arising): (a) use any Confidential Information; or (b) make or use any Copies; or (c) disclose any Confidential Information to any person, company or other organisation whatsoever. 19.3 The restriction in clause 19.2 shall not apply to: (a) any use or disclosure authorised by the Board or required by law; or (b) any information which is already in, or comes into, the public domain other than through the Employee's unauthorised disclosure. 19.4 The Employee shall be responsible for protecting the confidentiality of the Confidential Information and shall: (a) use his best endeavours to prevent the use or communication of any Confidential Information by any person, company or organisation (except in the proper course of his duties, as required by law or as authorised by the Company); and (b) inform the Company immediately on becoming aware, or suspecting, that any such person, company or organisation knows or has used any Confidential Information. 19.5 The Employees agrees to be bound by the restrictions in Appendix 1. 15 20. CEASING TO BE A DIRECTOR 20.1 Except with the prior approval of the Board, or as provided in the articles of association of any Group Company of which the Employee is a director, he shall not resign as a director of any Group Company. 20.2 If during the Appointment the Employee ceases to be a director of any Group Company (otherwise than by reason of his death, resignation or disqualification pursuant to the articles of association of the relevant Group Company, as amended from time to time, or by statute or court order) the Appointment shall continue with him as an employee only and the terms of this agreement (other than those relating to the holding of the office of director) shall continue in full force and effect. The Employee shall have no claims in respect of such cessation of office. 21. PAYMENT IN LIEU OF NOTICE 21.1 Notwithstanding clause 2.4, the Company may, in its sole and absolute discretion, terminate the Appointment at any time and with immediate effect by notifying the Employee that the Company is exercising its right under this clause 21 and that it will make within 31 days a payment in lieu of notice (PILON), or the first instalment of any PILON, to the Employee. This PILON will be equal to the basic salary (as at the date of termination) which the Employee would have been entitled to receive under this agreement during the notice period referred to at clause 2.4 (or, if notice has already been given, during the remainder of the notice period) less income tax, national insurance contributions and as otherwise required by law. For the avoidance of doubt, the PILON shall not include any element in relation to: (a) any bonus or commission payments that might otherwise have been due during the period for which the PILON is made; (b) any payment in respect of benefits which the Employee would have been entitled to receive during the period for which the PILON is made; and (c) any payment in respect of any holiday entitlement that would have accrued during the period for which the PILON is made. 21.2 The Company may pay any sums due under clause 21.1 in equal monthly instalments until the date on which the notice period referred to at clause 2.4 would have expired if notice had been given. The Employee shall be obliged to seek alternative income during this period and to notify the Company of any income so received. The instalment payments shall then be reduced by the amount of such income. 21.3 The Employee shall have no right to receive a PILON unless the Company has exercised its discretion in clause 21.1. Nothing in this clause 21 shall prevent the Company from terminating the Appointment in breach. 16 21.4 Notwithstanding clause 21.1 the Employee shall not be entitled to any PILON if the Company would otherwise have been entitled to terminate the Appointment without notice in accordance with clause 23. In that case the Company shall also be entitled to recover from the Employee any PILON (or instalments thereof) already made. 22. GARDEN LEAVE 22.1 Following service of notice to terminate the Appointment by either party, or if the Employee purports to terminate the Appointment in breach of contract, the Company may by written notice place him on Garden Leave for the whole or part of the remainder of the Appointment. 22.2 During any period of Garden Leave: (a) the Company shall be under no obligation to provide any work to the Employee and may revoke any powers he holds on any Group Company’s behalf; (b) the Company may require the Employee to carry out alternative duties or to only perform such specific duties as are expressly assigned to him, at such location (including his home) as it may decide; (c) the Employee shall continue to receive his basic salary and all contractual benefits in the usual way and subject to the terms of any benefit arrangement; (d) the Employee shall remain the Company’s employee and be bound by the terms of this agreement (including any implied duties of good faith and fidelity); (e) the Employee shall ensure that his Line Manager knows where he will be and how he can be contacted during each working day (except during any periods taken as holiday in the usual way); (f) the Company may exclude him from any Group Company’s premises; and (g) the Company may require the Employee not to contact or deal with (or attempt to contact or deal with) any officer, employee, consultant, client, customer, supplier, agent, distributor, shareholder, adviser or other business contact of any Group Company. 23. TERMINATION WITHOUT NOTICE 23.1 The Company may also terminate the Appointment with immediate effect without notice and with no liability to make any further payment to the Employee (other than in respect of amounts accrued due at the date of termination) if the Employee: (a) is disqualified from acting as a director or resigns as a director from any Group Company without the prior written approval of the Board; (b) is guilty of any gross misconduct affecting the business of the Company or any Group Company;

17 (c) fails or ceases to meet the requirements of any regulatory body whose consent is required to enable him to undertake all or any of his duties under the Appointment or is guilty of a serious breach of the rules and regulations of such regulatory body or of any Group Company’s compliance manual; (d) is in breach of his obligations under clause 4.5; (e) commits any serious or repeated breach or non-observance of any of the provisions of this agreement or refuses or neglects to comply with any reasonable and lawful directions of the Company; (f) is, in the reasonable opinion of the Company, negligent and incompetent in the performance of his duties; (g) is declared bankrupt or makes any arrangement with or for the benefit of his creditors; (h) is convicted of any criminal offence or any offence under any regulation or legislation relating to insider dealing; (i) ceases to hold any qualification or licence that directly impact the Employee’s ability and right to carry on his duties; (j) is, in the opinion of a medical practitioner, physically or mentally incapable of performing his duties and may remain so for more than three months and the medical practitioner has given a medical opinion to the Company to that effect; (k) ceases to be eligible to work in Sweden or at any other location to which he has been assigned to work; (l) is guilty of any fraud or dishonesty or acts in any manner which in the opinion of the Company brings or is likely to bring the Employee or the Company or any Group Company into disrepute or is materially adverse to the interests of the Company or any Group Company; (m) is in breach of the Company's anti-corruption and bribery policy and related procedures; (n) commit any act of unlawful discrimination, harassment or victimisation; or (o) is guilty of a serious breach of any rules issued by the Company from time to time regarding its electronic communications systems. 23.2 The rights of the Company under clause 23.1 are without prejudice to any other rights that it might have at law to terminate the Appointment or to accept any breach of this agreement by the Employee as having brought the agreement to an end. Any delay by the Company in exercising its rights to terminate shall not constitute a waiver of these rights. 18 24. OBLIGATIONS ON TERMINATION 24.1 On termination of the Appointment (however arising) or, if earlier, at the start of a period of Garden Leave, the Employee shall: (a) resign immediately without compensation from any office that he holds in or on any Group Company’s behalf; (b) transfer to the Company or as may be directed by the Company any shares or other securities held by the Employee in any Group Company as any Group Company’s nominee or trustee and deliver to the Company the related certificates; (c) immediately deliver to the Company all documents, books, materials, records, correspondence, papers and information (on whatever media and wherever located) relating to the business or affairs of the Company or any Group Company and their business contacts, any keys, credit card and any other property of the Company or any Group Company including any car that may be provided to the Employee, which is in his possession or under his control; (d) irretrievably delete any information relating to the business of the Company or any Group Company stored on any magnetic or optical disk or memory and all matter derived from such sources which is in his possession or under his control outside the Company's premises; and (e) provide a signed statement that he has complied fully with his obligations under this clause 24.1 together with such reasonable evidence of compliance as the Company may request. 24.2 The Employee hereby irrevocably appoints the Company to be his attorney to execute and do any such instrument or thing and generally to use his name for the purpose of giving the Company or its nominee the full benefit of clause 24.1. 24.3 On termination of the Appointment however arising the Employee shall not be entitled to any compensation for the loss of any rights or benefits under any share option, bonus, long-term incentive plan or other profit sharing scheme operated by the Company or any Group Company in which he may participate. The Employee’s rights in relation to any Group Company award under the JBT Long Term Incentive Plan or plans or otherwise shall be governed by the governing documents of such plan or plans from time to time in force, including any grant agreements or amendments thereto in respect of such plan or plans. 25. SEVERANCE AGREEMENTS As an executive officer, the Employee will be eligible to enter into an executive severance agreement (Change of Control Agreement) that extends benefits in the event the Group undergoes a qualified change in control action. The Change of Control Agreement will be forwarded for execution upon commencement of the Appointment and shall be effective for so long as Employee 19 serves as an executive officer of JBT Corporation. The Employee will also be eligible to participate in the Group’s Executive Severance Pay Plan (Severance Plan) which includes fifteen (15) months’ base salary (inclusive of any notice period referred to at clause 2.4 above), target bonus and compensation for costs associated with vacation pay, outplacement assistance and other benefits in connection with an involuntary termination. The Company reserves the right to modify, or amend, or withdraw the Severance Plan at its discretion based upon future business needs. 26. RECONSTRUCTION AND AMALGAMATION If the Appointment is terminated at any time by reason of any reconstruction or amalgamation of any Group Company, whether by winding up or otherwise, and the Employee is offered employment with any concern or undertaking involved in or resulting from the reconstruction or amalgamation on terms which (considered in their entirety) are no less favourable to any material extent than the terms of this agreement, he shall have no claim against the Company or any such undertaking arising out of or connected with the termination except to the extent expressly provided under the Change of Control Agreement to which Employee is then a party. 27. COLLECTIVE AGREEMENTS There is no collective agreement which directly affects the Appointment. 28. DIVERSITY AND EQUAL OPPORTUNITY The Company is an equal opportunities employer and values diversity amongst its employees and, as such, recognises and rewards its employees regardless of their age, disability, gender reassignment, married / civil partnership, pregnancy or maternity, race, colour, nationality, ethic or national origin, religion, belief, sex or sexual orientation. This policy of equality of opportunity applies to all aspects of employment with the Company, including recruitment, pay and conditions, training, appraisals, promotion, conduct at work, disciplinary and grievance procedures, and termination of employment. 29. HEALTH AND SAFETY 29.1 The Employee should take reasonable care with regard to health and safety and co-operate with the Company in complying with its legal responsibilities in such matters. 29.2 It is a condition of the Employee’s employment that he complies with the health and safety principles and regulations and that he adopts and participate with all requested steps, initiatives, projects and actions the Company puts in place to provide all employees with a safe and clean working environment. 20 29.3 When working on client premises the Employee should follow their rules concerning health and safety procedures and report any issues to the customers and to the JBT Health and Safety (H&S) Department. Details of the safe ways of working can be provided by the Company’s H&S Manager. 30. DATA PROTECTION 30.1 The Company will collect and process information relating to the Employee in accordance with the Company’s privacy notice. 30.2 The Employee shall comply with the Data Protection Rules and the Company’s data protection policy when handling personal data in the course of employment including personal data relating to any employee, worker, contractor, customer, client, supplier or agent of the Company. 31. NOTICES 31.1 A notice given to a party under this agreement shall be in writing in the English language and signed by the party giving it. It shall be delivered by hand or sent to the party at the address given in this agreement or as otherwise notified in writing to the other party. 31.2 Any such notice shall be deemed to have been received: (a) if delivered by hand, at the time the notice is left at the address or given to the addressee; and (b) in the case of pre-paid first class post or other next working day delivery service, at 9.00 am on the second business day after posting or at the time recorded by the delivery service. 31.3 A notice shall have effect from the earlier of its actual or deemed receipt by the addressee. For the purpose of calculating deemed receipt: (a) all references to time are to local time in the place of deemed receipt; and (b) if deemed receipt would occur on a Saturday or Sunday or a public holiday when banks are not open for business, deemed receipt is at 9.00 am on the next business day. 31.4 This clause does not apply to the service of any proceedings or other documents in any legal action. 32. THIRD PARTIES No-one other than a party to this agreement shall have any right to enforce any of its terms.

21 33. ENTIRE AGREEMENT 33.1 This agreement (and any document referred to in it) constitutes the entire agreement between the parties and supersedes and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter save that the Employee acknowledges that any existing confidentiality, intellectual property and restrictive covenant provisions entered into between him and JBT Corporation prior to the date of this Agreement will continue in full force and effect and he agrees to remain bound by and observe the terms of the same. 33.2 Each party acknowledges that in entering into this agreement it does not rely on, and shall have no remedies in respect of, any statement, representation, assurance or warranty (whether made innocently or negligently) that is not set out in this agreement. 33.3 Each party agrees that it shall have no claim for innocent or negligent misrepresentation or negligent misstatement based on any statement in this agreement. 33.4 Nothing in this clause shall limit or exclude any liability for fraud. 34. VARIATION 34.1 The Company reserves the right to make reasonable changes to the Employee’s terms and conditions of employment in accordance with the requirements of the business and the changes in the law. 34.2 Any alterations in terms and conditions of employment will be notified to the Employee in writing. Such changes shall be deemed to be accepted unless the Employee notifies the Company of any objections in writing within 14 days. 35. GOVERNING LAW This agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the laws of Sweden. 36. JURISDICTION Each party irrevocably agrees that the courts of Sweden shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this agreement or its subject matter or formation. 22 Appendix 1 – Post-Termination Restrictions In this Appendix, the following terms have the meanings set out below: “Company” and “Group Company” shall have the meanings given to these terms in the Contract of Employment. “Company Customer” means each and every customer to whom the Company or any other Group Company has provided goods, equipment and services within the twelve (12) month period preceding the Termination Date, with whom the Employee or any person who reported directly to him had material business-related contact or about whom the Employee became aware of in the course of his employment. “Company Employee” means each and every person employed or otherwise engaged by the Company or any other Group Company, including independent contractors, within the twelve (12) month period preceding the Termination Date who reported to or who had material dealings with the Employee in the course of his employment. “Company Prospective Customer” means each and every prospective customer to whom the Company or any other Group Company has submitted a tender, taken part in a pitch or made a presentation or with whom or which it was otherwise negotiating for the supply of goods, equipment and services within the twelve (12) month period preceding the Termination Date with whom the Employee or any person who reported directly to him had material business-related contact or about whom the Employee became aware of in the course of his employment. “Company Supplier” means any person, firm or company who or which at any time within the period of twelve (12) months immediately preceding the Termination Date: (i) supplied goods or services (other than utilities and goods or services supplied for administrative purposes) to the Company or any other Group Company or (ii) was negotiating with or had pitched to the Company or any other Group Company to supply goods or services (other than utilities and goods or services supplied for administrative purposes) to the Company or any other Group Company, and in each case with whom or which the Employee or any person who reported directly to him had material dealings during the said period of twelve (12) months. “Competing Business” or “Competitive Business Activity” means any person, firm, company or other business concern which is similar to or which competes with or proposes to compete with, those parts of any Group Company's business with which the Employee was involved to a material extent in the period of twelve (12) months immediately preceding the Termination Date (including without limitation the design, development, production or sale of manufactured food, packaging and health equipment with a primary location in either the United Kingdom, the European Union or the United States). “Termination Date” means the effective date of termination of the Employee’s employment with the Company irrespective of cause or manner. 1. Non-Competition. At all times during employment and for a period of nine (9) months following the Termination Date, the Employee covenants with the Company (on its own behalf and as trustee and agent for each Group Company) that he will not, without the Company’s prior written consent, directly or indirectly and through another person or entity or by assisting others on the Employee’s own account or on behalf of others: (a) fund, own, invest in, incorporate, set up or start, or be involved in any other capacity in, a Competing Business or (b) become employed by, work for or otherwise provide services to or on behalf of a Competing Business, in a role or with responsibilities similar to the role or responsibilities the Employee had with the Company as at the Termination Date or within the twelve (12) month period preceding the Termination Date. This Section 1 shall 23 not prevent the Employee from working for a wholly separate and independent subsidiary, affiliate or division of a Competing Business which is not undertaking business which is competitive with the business conducted by the Company (provided that the Company receives reasonable advance, written assurances from the Employee and the Competing Business that the Employee will not, directly or indirectly through another person or entity or by assisting others, render services to or on behalf of any part of the Competing Business). This Section 1 shall not prevent the Employee from being interested: (1) in securities in a company whose shares or other securities are listed, traded and/or dealt in on any securities exchange or market provided that the Employee does not hold (and is not interested in, directly or indirectly) shares or securities conferring more than five (5) per cent of the votes that could be cast at a general meeting of that body corporate; or (2) in any class of securities not so listed, traded or dealt provided that the Employee does not hold (and is not interested in, directly or indirectly) shares or securities conferring more than five (5) per cent of the votes that could be cast at a general meeting of that body corporate. In the event this agreement terminates following notice of termination for any reason other than retirement, during such time as the non-competition covenant is in force, the Company shall be obligated, to pay to the Employee, on a monthly basis, the difference between his income from employment by the Company at the time of termination of the employment and the (lower) income which he receives, or could reasonably have received, from other employment, another engagement, or in other business activities for work performed during the term of applicability of the non-compete covenant. However, the compensation which the Company pays shall not exceed 60% of the previous monthly income at the time of termination of the employment. The monthly income shall be calculated as the average of the amounts which the Employee received as fixed salary and bonus during the most recent year of employment. The Company shall have no obligation to pay compensation where it is proven that the lower income is not a consequence of the non- competition obligation. To the extent reasonable, the Employee shall limit the loss in income which may occur as a consequence of the application of the non-competition obligation. The Employee shall be obligated to provide, on a monthly basis, the information, inter alia regarding the amount of his income from new employment or business activities, as required by the Company in order to determine the compensation to be paid. In the event this agreement terminates following summary dismissal, the Company may, following deliberation, withdraw the compensation in whole or in part. During the term of the employment, the Company may unilaterally limit or revoke the non- competition clause. In such case, the Company shall notify the Employee of the modification in writing. 2. Customer Contact. At all times during employment and for a period of twelve (12) months following the Termination Date, the Employee covenants with the Company (on its own behalf and as trustee and agent for each Group Company) that he will not, without the Company’s prior written consent, directly or indirectly and through another person or entity or by assisting others on the Employee’s own account or on behalf of others: (a) solicit, call upon or contact any Company Customer or Company Prospective Customer for the purpose of providing goods, equipment and services in competition with any Competitive Business Activity; (b) contract with, or sell to a Company Customer or Company Prospective Customer in connection with Competitive Business Activity; (c) deal with in any way or perform services for or on behalf of a Company Customer or Company Prospective Customer in connection with Competitive Business Activity; or (d) divert, interfere with, or attempt to divert or interfere with, the Company’s business relationship with any Company Customer or Company Prospective Customer. 3. Non-Solicitation of Employees. At all times during employment and for a period of six (6) months following the Termination Date, the Employee covenants with the Company (on its own behalf and as trustee and agent for each Group Company) that he will not, directly or indirectly, on the 24 Employee’s own account or through another person or entity or by assisting others: (a) solicit, induce or encourage any Company Employee to terminate his or her employment or other association with the Company or any other Group Company on behalf of a Competing Business or for purposes of engaging in Competitive Business Activity; or (b) hire or employ (or otherwise facilitate the hiring or employment of) any Company Employee on behalf of a Competing Business or for purposes of engaging in Competitive Business Activity. 4. Non-Solicitation of Suppliers. At all times during employment and for a period of twelve (12) months following the Termination Date, the Employee covenants with the Company (on its own behalf and as trustee and agent for each Group Company) that he will not will not interfere or seek to interfere with the supply to the Company or any other Group Company of any goods or services by any Company Supplier. 5. Connection with Group. The Employee shall not at any time after the Termination Date, represent himself as connected with any Group Company in any capacity, other than as a former employee, or use any registered names or trading names associated with any Group Company. 6. Effect of Garden Leave. The period for which the restrictions under this Appendix apply shall be reduced by any period that the Employee spends on Garden Leave immediately before the Termination Date. 7. Reasonableness of Restrictions. The Employee acknowledges and agrees that the restrictions and obligations in this Appendix are reasonable (including the time periods and activity limitations) and necessary for the protection of the Company’s legitimate business interests, do not prohibit the Employee from using general skills and know-how acquired during or prior to employment with the Company, and do not preclude the Employee from earning a livelihood, working in the Employee’s chosen field or otherwise impose any undue hardship. 8. Injunctive Relief. The Employee acknowledges that irreparable harm and damage will result to the Company if the Employee breaches any of the restrictions or obligations detailed herein and that, under such circumstances, the Company will have no adequate remedy at law. Therefore, in the event of any actual, anticipated or threatened breach of such restrictions or obligations, the Company will be entitled to seek immediate injunctive relief. Such relief is in addition to all other remedies available to the Company by contract, at law or in equity. If the Company succeeds in securing relief for any actual, anticipated or threatened breach of the restrictions contained in this Appendix, the Employee will pay all of the costs and expenses, and keep the Company indemnified, with respect to reasonable legal fees incurred by the Company in obtaining such relief. 9. Severability/Modification. In the event that any foregoing provision of this Appendix is deemed to be invalid or unenforceable, in whole or in part, by a court of competent jurisdiction for any reason, but would be valid if part of its wording were deleted, such provision shall apply with such deletion as may be necessary to make it valid or effective and the remaining provisions shall continue to be valid and enforceable. In the event that any provision of this Appendix is declared by a court of competent jurisdiction to exceed the maximum time period, or activity limitation that such court deems reasonable and enforceable under circumstances then existing, the parties authorize the court to modify and alter such provision so that it may be enforced to the maximum extent permitted by law. 10. Absence of Prior Restrictions. The Employee represents and warrants that, except to the extent previously disclosed in writing to the Company, the Employee is not bound by any agreement or contract provision that would restrict the Employee’s performance of services on behalf of the

25 Company. The Employee further represents and warrants that, in the course of performing services on behalf of the Company, the Employee will not disclose to the Company or use on behalf of the Company any confidential or proprietary information belonging to a prior employer or other third party. The Employee will indemnify and hold the Company harmless from all claims, liabilities, losses, damages, costs and expenses, including reasonable legal fees, which the Company may incur as a result of any breach of the foregoing representations and warranties. 11. Duty to Disclose. During employment with the Company and for a period of twelve (12) months following the Termination Date, the Employee will provide a copy of this Appendix to any Competing Business from whom he receives an approach or offer to be involved in any capacity and, as soon as reasonably practicable after accepting any offer of further employment or engagement, shall provide advance written notice to the Company of any subsequent employment or business activity to be undertaken by the Employee. Such notice shall include the name and address of the Employee’s new employer or entity for whom the Employee plans to provide services, as well as the nature of such association and the Employee’s new position and job responsibilities. The Employee consents to the Company’s notifying such employer or entity about the Employee’s restrictions and obligations under this Appendix or pursuant to any other agreements between the parties that contain post-employment restrictions or obligations. 12. Modification and Waiver. Except as detailed in Section 9 above, no provision of this Appendix may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing by the parties. The waiver by the Company of the breach of any provision of this Appendix by the Employee shall not operate or be construed as a waiver of any subsequent or other breach. 13. Assignment and Successors. This Appendix may be transferred or assigned by the Company and shall otherwise inure to the benefit of, and be binding and effective upon, the Company’s successors and assigns. The Employee may not assign the Employee’s rights or obligations hereunder without the written consent of the Company. 14. Headings. The headings in this Appendix are for convenience of reference only. 15. Survival. The restrictions and obligations herein survive termination of the Employee’s employment with the Company and/or assignment of this Appendix by the Company to any successor or other assign. 16. Employee Review. The Employee has read all provisions contained herein and fully understands their meaning and has had the opportunity to take independent legal advice concerning the same. By signing the Contract of Employment, the Employee further acknowledges that the restrictions and obligations in this Appendix are legally binding and affirms that the Employee shall comply therewith. 26 This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it. EXECUTED AS A DEED BY: JOHN BEAN TECHNOLOGIES AB acting by JAMES MARVIN ) /James L. Marvin/ ) Signature of Director ) Date: February 16, 2022 SIGNED AS A DEED BY: ROBERT PETRIE ) /Robert Petrie/ ) Signature of Employee ) Date: February 14, 2022